Derivative Financial Instruments	6 Months Ended
Jun. 30, 2022
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Derivative Financial Instruments	8. DERIVATIVE FINANCIAL INSTRUMENTS

	30 June 2022			31 December 2021
		Fair value			Fair value
	Notional amount	Assets	Liabilities	Notional amount	Assets	Liabilities
	£m	£m	£m	£m	£m	£m
Derivatives held for trading:
Exchange rate contracts	14,520	297	316	11,750	159	183
Interest rate contracts	29,832	420	717	25,617	489	708
Equity and credit contracts	1,094	153	35	1,138	166	57
Total derivatives held for trading	45,446	870	1,068	38,505	814	948
Derivatives held for hedging
Designated as fair value hedges:
Exchange rate contracts	490	20	2	590	39	—
Interest rate contracts	83,207	1,377	452	80,651	908	737
	83,697	1,397	454	81,241	947	737
Designated as cash flow hedges:
Exchange rate contracts	24,636	1,602	111	22,239	996	338
Interest rate contracts	25,224	223	987	21,329	177	216
Equity derivative contracts	47	5	2	47	7	1
	49,907	1,830	1,100	43,615	1,180	555
Total derivatives held for hedging	133,604	3,227	1,554	124,856	2,127	1,292
Derivative netting(1)	—	(1,783)	(1,783)	—	(1,221)	(1,221)
Total derivatives	179,050	2,314	839	163,361	1,720	1,019
(1)Derivative netting excludes the effect of cash collateral, which is offset against the gross derivative position. The amount of cash collateral received that had been offset against the gross derivative assets was £557m (2021: £189m) and the amount of cash collateral paid that had been offset against the gross derivative liabilities was £557m (2021: £202m).
IBOR Reform
Note 33 includes details of the notional value of hedging instruments by benchmark interest rate impacted by IBOR reform and the notional amounts of assets, liabilities and off-balance sheet commitments affected by IBOR reform that have yet to transition to an alternative benchmark interest rate.